SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                           July 29, 2003

VISTA MEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in Charter)

Delaware	0-22743	95-3645543
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Faraday Avenue, Carlsbad, California		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (760) 603-9120

Item 7.  Financial Statements and Exhibits

(c)           Exhibits

Exhibit 99.1	Press release issued by Vista Medical Technologies, Inc. on July 29, 2003, announcing financial results for the three months ended June 30, 2003.

Item 9.  Regulation FD Disclosure

Vista Medical Technologies, Inc. (the “Company”) reported its financial results for the three months ended June 30, 2003, in a press release dated July 29, 2003, attached hereto as Exhibit 99.1 (the “Earnings Release”).

Item 12.  Results of Operation and Financial Condition

The information under this caption is furnished by the Company under Item 9 in place of Item 12 of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003. The Earnings Release reports the financial results of the Company for the quarter ended June 30, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vista Medical Technologies, Inc.

Dated: July 29, 2003	By:	/s/ John Lyon
John Lyon
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Press release issued by Vista Medical Technologies, Inc. on July 29, 2003, announcing financial results for the three months ended June 30, 2003.